SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 31, 1996



                          MEDIC COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                                North Carolina
                 (State or other jurisdiction of incorporation)


         0-20183                                         56-1306083
   (Commission file Number)                        (IRS Employer ID Number)


8601 Six Forks Road, Raleigh, North Carolina                  27615
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  919/ 847-8102


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. As required by Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), the following financial statements of the business acquired are filed with this report:


                                                                                                              Page
                                                                                                             Number

                           Report of Independent Public Accountants.............................................F-2

                           Combined Balance Sheet as of December 31,
                           1995.................................................................................F-3

                           Combined Statement of Income for the
                           Year Ended December 31, 1995.........................................................F-4

                           Combined Statement of Changes in
                           Shareholders' Equity for the Year Ended
                           December 31, 1995....................................................................F-5

                           Combined Statement of Cash Flows for the
                           Year Ended December 31, 1995.........................................................F-6

                           Notes to Combined Financial Statements...............................................F-7

(b) Pro Forma Financial Information. As required by Item 7 of Form 8-K promulgated by the Commission under the Act, the following pro forma financial information is filed with this report:

                                                                                                              Page
                                                                                                             Number

                           CompuSystems, Inc. Unaudited Combined
                           Balance Sheet as of March 31, 1996..................................................F-12

                           CompuSystems, Inc. Unaudited Combined
                           Statement of Operations for the Period
                           Ended March 31, 1996................................................................F-13

                           Medic Computer Systems, Inc. Unaudited
                           Pro Forma Consolidated Balance Sheets
                           as of June 30, 1996 and December 31, 1995 ..........................................F-15

                           Medic Computer Systems, Inc. Unaudited Pro
                           Forma Consolidated Statements of Operations
                           For the Years Ended December 31, 1995
                           and 1994............................................................................F-16






                                        2




                                                                                                              Page
                                                                                                             Number

                           Medic Computer Systems, Inc. Unaudited Pro
                           Forma Consolidated Statements of Operations
                           For the Six Months Ended June 30, 1996 and
                           1995................................................................................F-17



(c)               Exhibits.

         2.6* Agreement of Merger dated as of May 31, 1996, by and among the Registrant, CompuSystems Acquisition
                  Corporation, CompuSystems, Inc., Nexsen B. Johnson, Eugene F. Gallogly and Sylvia Johnson.

    3.5, 4.6*     Articles of Merger of CompuSystems Acquisition
                  Corporation into CompuSystems, Inc.

      23.1.1      Consent of Arthur Andersen LLP

- -------------------

*Previously filed.

     CompuSystems, Inc.
          Combined Financial Statements as of December 31, 1995
          Together with Report of Independent Public Accountants

     Report of Independent Public Accountants

     To the Stockholders of CompuSystems, Inc.:

     We have audited the accompanying combined balance sheet of CompuSystems, Inc. (Note 1) (a South Carolina corporation) as of December 31, 1995, and the related combined statements of income, changes in stockholders' equity and cash flows for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of CompuSystems, Inc. (Note 1) as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                  /s/ Arthur Andersen LLP

     Columbia, South Carolina,
       July 29, 1996.

                     CompuSystems, Inc. (Note 1)
            Combined Balance Sheet   December 31, 1995




                             Assets

     Current assets:
     Cash and cash equivalents                              $1,474,493
     Accounts receivable, net                                1,540,891
     Inventories                                             1,162,685
     Prepaid expenses and other                                 20,140
               Total current assets                          4,198,209
     Property and equipment, net                             2,044,427
     Other assets                                              153,556
                                                            $6,396,192

             Liabilities and Stockholders' Equity

     Current liabilities:
          Accounts payable, trade                          $   118,807
          Accrued liabilities                                  296,366
          Deferred maintenance revenue                       1,236,838
          Current portion of long-term debt                  1,258,149
               Total current liabilities                     2,910,160
     Long-term debt, less current portion                       32,887
     Stockholders' equity:
       Common stock, $1 par value, 100,000 shares
         authorized, 40,000 shares issued and
         outstanding                                            40,000

        Additional paid-in capital                             170,836
        Retained earnings                                    3,242,309
               Total stockholders' equity                    3,453,145
                                                            $6,396,192

            The accompanying notes to combined financial statements
                  are an integral part of this balance sheet.

                              CompuSystems, Inc. (Note 1)
                             Combined Statement of Income
                         For the Year Ended December 31, 1995


     Net sales                                                $10,327,153
     Cost of sales                                              2,813,303
     Gross profit                                               7,513,850

     Operating expenses:
       General and administrative expenses                      4,202,135
       Depreciation and amortization                              295,954
                 Total operating expenses                       4,498,089
     Income from operations                                     3,015,761
     Other income (expense):
       Interest income                                            131,989
       Interest expense                                          (107,463)
       Loss on sale of marketable securities                      (83,110)
       Other, net                                                  (5,996)
     Net income                                              $  2,951,181


             The accompanying notes to combined financial statements
                     are an integral part of this balance sheet.

                              CompuSystems, Inc. (Note 1)
                 Combined Statement of Changes in Stockholders' Equity
                        For the Year Ended December 31, 1995
                                                           Unrealized
                            Common    Paid-in   Retained     Holding
                             Stock    Capital   Earnings      Loss      Total

Balance, December 31, 1994  $40,000  $170,836  $3,678,229  $(75,859) $3,813,206
     Net income                   0         0   2,951,181         0   2,951,181
     Distribution to
       stockholders               0         0  (3,387,101)        0  (3,387,101)
     Reduction in unrealized
       holding loss on
       marketable securities      0         0           0    75,859      75,859
Balance, December 31, 1995  $40,000  $170,836  $3,242,309   $     0  $3,453,145


                The accompanying notes to combined financial statements
                        are an integral part of this balance sheet.

                              CompuSystems, Inc. (Note 1)
                            Combined Statement of Cash Flows
                          For the Year Ended December 31, 1995


     Cash flows from operating activities:
       Net income                                           $2,951,181
       Adjustments to reconcile net income to net cash
         provided by operating  activities-
           Depreciation and amortization                       295,954
           Loss on sale of marketable securities                83,110
           Provision for doubtful accounts                      64,315
           Changes in operating assets and liabilities:
             Increase in accounts receivable, net             (378,736)
             Increase in inventories                          (192,721)
             Increase in prepaid expenses and other            (14,673)
             Increase in other assets                          (26,927)
             Increase in accounts payable, trade                80,603
             Increase in accrued liabilities                   135,571
             Increase in deferred maintenance revenue          132,234
               Net cash provided by operating activities     3,129,911
     Cash flows from investing activities:
       Purchases of property and equipment, net               (253,851)
       Purchases of software rights                             (3,000)
       Purchases of marketable securities                      (49,762)
       Sale of marketable securities                            84,283
               Net cash used in investing activities          (222,330)

     Cash flows from financing activities:
       Payments on long-term debt                             (163,624)
       Proceeds from long-term debt                             35,454
       Distributions to stockholders                        (3,387,101)
               Net cash used in financing activities        (3,515,271)


     Net decrease in cash and cash equivalents                (607,690)
     Cash and cash equivalents, beginning of period          2,082,183
     Cash and cash equivalents, end of period               $1,474,493
     Supplemental disclosure - Cash paid for interest      $   107,463


                The accompanying notes to combined financial statements
                        are an integral part of this balance sheet.

                            CompuSystems, Inc. (Note 1)
                       Notes to Combined Financial Statements
                                December 31, 1995
     1.  Organization:

     The combined statements of CompuSystems, Inc. represent the accounts of CompuSystems, Inc. (the Company) and a building occupied and leased by the Company and owned by the majority stockholder. All transactions between the Company and the majority stockholder related to the building lease have been eliminated in combination. The Company was incorporated on June 30, 1980, under the laws of the state of South Carolina. The Company manufactures computer systems and installs administrative medical support software for physicians' offices primarily in four Southeastern states: North Carolina, South Carolina, Georgia and Florida. The Company also provides maintenance service for its installations as part of its core business.

     2.  Summary of Significant Accounting Policies:

     Revenue Recognition

     The Company recognizes revenue on software license sales in accordance with the provisions of AICPA Statement of Position 91-1, "Software Revenue Recognition." The Company's products are sold with 90 days of technical support services included as part of the sale. Revenue from systems sales are recognized upon the installation and testing of the system. Costs of remaining insignificant company obligations, if any, are accrued as cost of revenues at the time of revenue recognition. Revenues related to hardware and software maintenance contracts are recognized ratably over the terms of the contracts, generally one year. The cost of revenues consists primarily of the costs of hardware components purchased from outside vendors. Deferred maintenance revenue consists of the amount collected from customers for maintenance contracts which cover future periods.

     Cash and Cash Equivalents

     Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

     Inventory

     Inventories are valued using the first-in, first-out (FIFO) method of inventory costing and are stated at the lower of cost (FIFO) or market. Inventories consist principally of computer hardware held for resale and computer maintenance parts.

     Ending inventories consisted of the following:

     New and used computer hardware and parts $1,100,676 Inventory shipped to customers for which revenue recognition criteria has not
       been met                                         9,807
     Computer forms                                    52,202
                                                   $1,162,685

     Property and Equipment

     Property and equipment are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred.
     Depreciation is computed using the straight-line method based on the estimated useful lives of five to 31.5 years.

     A summary of property and equipment at December 31, 1995, is as follows:


                                                1995     Useful Lives


     Equipment                              $   677,465  5 to 7 years
     Furniture and fixtures                     358,450  5 to 7 years
     Vehicles                                   264,459       5 years
     Building and improvements                1,750,524    31.5 years
                                              3,050,898
     Less - Accumulated depreciation
       and amortization                      (1,006,471)
         Total property and equipment, net   $2,044,427


     At December 31, 1995, the building, which is owned by the majority stockholder, had a net book value of $1,323,985 and related debt outstanding of $1,201,377.

     Income Taxes

     The Company has elected to be taxed as an S Corporation. As an S Corporation, the stockholders of the Company are required to include their proportionate share of the Company's taxable income on their individual tax returns. The Company periodically distributes to the stockholders amounts that represent the estimated increased tax liability of the stockholders associated with their proportionate share of the Company's taxable income. Accordingly, no tax provision has been recorded for the year ended December 31, 1995.

     Marketable Securities

     Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires that all securities be classified according to the Company's investment strategy. Based on this strategy, the Company classified all of its marketable securities as available-for-sale during 1994. In accordance with SFAS No. 115, marketable securities were carried at the lower of aggregate quoted market value or cost. Unrealized holding losses on noncurrent marketable equity securities were accumulated in the unrealized holding loss component of stockholders' equity. Realized gains or losses in 1995 were computed based on specific identification of the securities sold. During 1995, the Company sold all of its marketable securities, resulting in the elimination of the unrealized holding loss component of stockholders' equity.

     Product Development

     Product development costs, including software development costs, are charged to expense the year incurred.

     Other Assets

     Other assets consist primarily of capitalized costs related to software rights purchased from outside sources. These costs are being amortized on a straight-line basis over three years, which is the estimated useful life of the rights.

     Fair Value of Financial Instruments

     Effective January 1, 1995, the Company adopted the provision of SFAS No. 107, "Disclosures About Fair Value of Financial
     Instruments." The following methods and assumptions were used by the Company's management in estimating fair values for financial instruments as required by SFAS No. 107:

     Investments - The fair values of the Company's investments are based on market quotations.

     Long-term Note - Management believes that the Company's long-term note is at fair value

     Pervasiveness of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     3.  Concentration of Credit Risk:

     The Company manufactures and installs medical support systems and provides technical support for medical agencies and physician's offices in the Southeast. The Company performs periodic credit evaluations of its customers' financial conditions and establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information. The Company has no significant exposure to any individual customer. However, the Company sells products and provides services primarily to physicians' practices located in the southeastern United States. Substantially all of the Company's accounts receivable are due from customers in the above lines of business. Receivables are generally due within 30 days. Accounts receivable are reflected net of a reserve for doubtful accounts of $100,000 at December 31, 1995.

     4.  Debt:

     The Company's long-term debt consisted of the following at December
     31, 1995:

     Note payable to a bank, monthly payments of $13,968, interest at
      7.3%, secured by a building                                     $1,201,377
     Note payable to a bank, due in 36 monthly payments of $3,126,
      beginning September 1993, interest at 6%, secured by six vans       24,609
     Note payable to a bank, due in 36 monthly payments of $1,554, beginning June 1994, interest at 7%, secured by three
      automobiles                                                         23,739
     Note payable to a bank, due in 36 monthly payments of $499, beginning June 1994, interest at 9.5%, secured by an automobile 7,581 Note payable to a bank, due in monthly payments of $1,132, beginning November 1995, interest at 9.25%, secured by two
      vans                                                                33,730
                                                                       1,291,036
     Less - Current maturities                                         1,258,149
     Long-term debt                                                   $   32,887

     Future principal maturities of long-term debt are as follows at December 31, 1995:

                          1996          $1,258,149
                          1997              22,038
                          1998              10,849

     5.  Benefit Plan:

     In 1989, the Company established the CompuSystems, Inc. 401(k) Plan (the Plan), covering all employees who meet the service period and age requirement as defined in the Plan. The Company matches employee contributions based on a discretionary matching percentage as determined by the Plan's trustees. In 1995, the Company matched 3% of employee compensation contributed to the Plan. These matching contributions totaled approximately $63,000 for the year ended December 31, 1995. Although additional contributions to the Plan may be made at the discretion of the Company, no additional contributions were made to the Plan for the year ended December 31, 1995.

     6.  Subsequent Event:

     On May 31, 1996, the Company entered into an Agreement of Merger with Medic Computer Systems, Inc. (Medic), a North Carolina corporation. As of May 31, 1996, each of the 40,000 shares of the Company's common stock, $1.00 par value per share, was converted into the right to receive shares of the common stock, $.01 par value per share, of Medic. Additionally, each share of the Company's common stock was converted into the right to receive
     8.680555 shares of Medic common stock. An aggregate of 347,221 shares of Medic common stock were issued to the stockholders of the Company. Medic also acquired the land and building in which the Company conducts its business for which the owners of the building received an aggregate of 12,222 shares of Medic common stock, subject to adjustment upon completion of an appraisal and survey of the property.

                              COMPUSYSTEMS, INC.
                       UNAUDITED COMBINED BALANCE SHEET
                             AS OF MARCH 31, 1996
                            (DOLLARS IN THOUSANDS)




ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                                 $1,558
  Accounts receivable, trade, net                                                            1,478
  Inventories and maintenance parts                                                          1,298
  Prepaid expenses                                                                             150
- ---------------------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS                                                                    4,484

Property and equipment, at cost, net                                                         2,067
- ---------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                           $6,551
- ---------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long-term note                                                         $1,259
  Accounts payable, trade                                                                      113
  Customer deposits and deferred maintenance revenue                                         1,196
  Accrued expenses:
     Commissions                                                                                49
     Compensation and related items                                                            166
     Other                                                                                      11
- ---------------------------------------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                                                               2,794

Long-term note, less current portion                                                            16

- ---------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY:
Common Stock, $1.00 par value; 100,000 shares authorized; 40,000
   issued and outstanding in 1996                                                               40
Additional paid-in capital                                                                     171
Retained earnings                                                                            3,530
- ---------------------------------------------------------------------------------------------------
                                                                                             3,741
- ---------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                $6,551
- ---------------------------------------------------------------------------------------------------

                               COMPUSYSTEMS, INC.
                   UNAUDITED COMBINED STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 1996
                             (DOLLARS IN THOUSANDS)

NET REVENUES:
Systems                                                                      $1,043
Maintenance, forms and other services                                         1,271
                                                                --------------------
  TOTAL NET REVENUES                                                          2,314
- ------------------------------------------------------------------------------------

COST OF REVENUES:
Systems                                                                         397
Maintenance, forms and other services                                           715
                                                                --------------------
  TOTAL COST OF REVENUES                                                      1,112
- ------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------

    GROSS MARGIN                                                              1,202
- ------------------------------------------------------------------------------------

OPERATING EXPENSES:
Sales and marketing                                                             181
General and administrative                                                      192
Research and development                                                        197
- ------------------------------------------------------------------------------------

  TOTAL OPERATING EXPENSES                                                      570
- ------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------
    INCOME FROM OPERATIONS                                                      632
- ------------------------------------------------------------------------------------

OTHER EXPENSE:
Interest expense                                                                  4
- ------------------------------------------------------------------------------------
NET INCOME                                                                     $628
- ------------------------------------------------------------------------------------

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Pro forma financial information is set forth herein to give effect to the acquisition of CompuSystems, Inc. ("CompuSystems") by Medic Computer Systems, Inc., ("Medic") as if the two companies had always operated on a combined basis for purposes of the Unaudited Pro Forma Consolidated Balance Sheets as of June 30,1996, and December 31, 1995, and for the Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 1995 and 1994 and for the six months ended June 30, 1996 and 1995. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1993 has not been presented as it is not significant to the evaluation of the combined companies.

The Unaudited Pro Forma Consolidated Statements of Operations does not purport to represent what the Company's results of operations would actually have been if such transaction had in fact occurred at the beginning of the periods presented and does not purport to project the results of operations of the Company for the current year or for any future period. There are no significant adjustments made in the preparation of these pro forma combined statements. All information contained herein should be read in conjunction with the Consolidated Financial Statements and the Notes thereto of Medic and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Medic's Annual Report, the Combined Financial Statements and Notes thereto of CompuSystems incorporated by reference in Form 8-K/A Amendment 1, the Consolidated Financial Statements and the Notes thereto of Medic and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Medic's Form 10Q for the quarter ended June 1996 and the notes to the Unaudited Pro Forma Consolidated Financial Information.

                          MEDIC COMPUTER SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)



                                                                                      JUNE 30,             DECEMBER 31,
                                                                                        1996                    1995
                                                                                     (unaudited)          (unaudited and
                                                                                                              restated)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                                 $32,993            $38,935
  Short-term investments                                                                     16,672             11,461
  Accounts receivable, trade, net                                                            44,898             41,189
  Inventories and maintenance parts                                                          11,994             12,294
  Prepaid expenses                                                                            6,575              6,190
  Other current assets                                                                        1,372              1,237
  Deferred income tax benefit                                                                 2,255              2,515
- -----------------------------------------------------------------------------------------------------------------------
     TOTAL CURRENT ASSETS                                                                   116,759            113,821

Property and equipment, at cost, net                                                          8,185              7,075
Intangible assets, at cost, net                                                              19,622             20,445
Other assets                                                                                     99                122
- -----------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                          $144,665           $141,463
- -----------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long-term note                                                          $1,475             $2,677
  Accounts payable, trade                                                                     5,520              7,336
  Customer deposits and deferred maintenance revenue                                          9,573             13,396
  Income taxes payable                                                                            0              1,676
  Accrued expenses:
     Commissions                                                                              1,660              1,604
     Compensation and related items                                                           5,985              3,963
     Other                                                                                    2,746              3,075
- -----------------------------------------------------------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                                                               26,959             33,727

Long-term note, less current portion                                                          2,192              3,127
Other long-term liabilities                                                                     134                172
- -----------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY:
Common Stock, $.01 par value; 40,000,000 shares authorized; 24,336,008
  and 24,210,264 shares issued and outstanding in 1996 and 1995, respectively                   243                242
Additional paid-in capital                                                                   69,960             68,628
Retained earnings                                                                            45,177             35,567
- -----------------------------------------------------------------------------------------------------------------------
                                                                                            115,380            104,437
- -----------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                              $144,665           $141,463
- -----------------------------------------------------------------------------------------------------------------------

                              MEDIC COMPUTER SYSTEMS, INC.
               UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
                       (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                              1995            1994
                                                              ----            ----
NET REVENUES:
Systems                                                          $77,618         $59,794
Maintenance, forms and other services                             75,898          55,561
                                                         --------------------------------
  TOTAL NET REVENUES                                             153,516         115,355
- -----------------------------------------------------------------------------------------

COST OF REVENUES:
Systems                                                           48,275          36,752
Maintenance, forms and other services                             43,846          30,327
                                                         --------------------------------
  TOTAL COST OF REVENUES                                          92,121          67,079
- -----------------------------------------------------------------------------------------
                                                         --------------------------------
    GROSS MARGIN                                                  61,395          48,276
- -----------------------------------------------------------------------------------------

OPERATING EXPENSES:
Sales and marketing                                               15,001          12,639
General and administrative                                         8,503           6,968
Amortization of intangible assets                                  2,872           3,088
Research and development                                           8,391           5,991
- -----------------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                        34,767          28,686
- -----------------------------------------------------------------------------------------
                                                         --------------------------------
    INCOME FROM OPERATIONS                                        26,628          19,590
- -----------------------------------------------------------------------------------------

OTHER INCOME:
Interest income                                                  (1,868)           (317)
- -----------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                        28,496          19,907

PROVISION FOR INCOME TAXES                                        10,102           7,233
- -----------------------------------------------------------------------------------------
                                                         --------------------------------
NET INCOME                                                        18,394          12,674
- -----------------------------------------------------------------------------------------

PRO FORMA DATA:
  INCOME BEFORE PRO FORMA INCOME
     TAX PROVISION                                                18,394          12,674
  PRO FORMA INCOME TAX EXPENSE FOR THE PERIODS
     PRIOR TO MAY 31, 1996 FOR COMPUSYSTEMS                        1,178             968
                                                         --------------------------------
                                                         --------------------------------
PRO FORMA NET INCOME                                             $17,216         $11,706
- -----------------------------------------------------------------------------------------

PRO FORMA EARNINGS PER SHARE:
  NET INCOME PER SHARE                                             $0.72           $0.52
- -----------------------------------------------------------------------------------------

WEIGHTED AVERAGE COMMON
  SHARES AND EQUIVALENTS USED IN
  COMPUTING NET INCOME PER SHARE                              23,951,132      22,513,824
- -----------------------------------------------------------------------------------------

                            MEDIC COMPUTER SYSTEMS, INC.
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                     (UNAUDITED)
                      (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                      ------------------------------
                                                                                            SIX MONTHS ENDED
                                                                                      ------------------------------
                                                                                         JUNE 30,       JUNE 30,
                                                                                           1996           1995
                                                                                           ----           ----
NET REVENUES:
Systems                                                                                      $41,488        $34,845
Maintenance, forms and other services                                                        $46,470        $34,658
                                                                                      ------------------------------
  TOTAL NET REVENUES                                                                          87,958         69,503
- --------------------------------------------------------------------------------------------------------------------

COST OF REVENUES:
Systems                                                                                       24,888         21,880
Maintenance, forms and other services                                                         27,841         19,753
                                                                                      ------------------------------
  TOTAL COST OF REVENUES                                                                      52,729         41,633
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------
    GROSS MARGIN                                                                              35,229         27,870
- --------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES:
Sales and marketing                                                                            8,397          6,748
General and administrative                                                                     4,862          3,665
Amortization of intangible assets                                                                892          1,512
Research and development                                                                       4,793          3,686
- --------------------------------------------------------------------------------------------------------------------

  TOTAL OPERATING EXPENSES                                                                    18,944         15,611
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------
    INCOME FROM OPERATIONS                                                                    16,285         12,259
- --------------------------------------------------------------------------------------------------------------------

OTHER INCOME:
Interest income                                                                              (1,118)          (706)
- --------------------------------------------------------------------------------------------------------------------

INCOME BEFORE TAXES                                                                           17,403         12,965
                                                                                      ------------------------------
PROVISION FOR INCOME TAXES                                                                     6,320          4,591
- --------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                                   $11,083          8,374
- --------------------------------------------------------------------------------------------------------------------
PRO FORMA DATA:
INCOME BEFORE PRO FORMA INCOME
   TAX PROVISION                                                                             $11,083         $8,374
PRO FORMA INCOME TAX EXPENSE FOR THE PERIODS
   PRIOR TO MAY 31, 1996 FOR COMPUSYSTEMS                                                        489            557
- --------------------------------------------------------------------------------------------------------------------
PRO FORMA NET INCOME                                                                         $10,594         $7,817
- --------------------------------------------------------------------------------------------------------------------
PRO FORMA EARNINGS PER SHARE:
Net income per share                                                                           $0.43          $0.33
- --------------------------------------------------------------------------------------------------------------------

Weighted average common shares and
  equivalents used in computing
  net income per share                                                                    24,786,156     23,387,158
- --------------------------------------------------------------------------------------------------------------------


Notes to Pro Forma Combined Statement of Operations

Merger related expenses of $243 have been included in the Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MEDIC COMPUTER SYSTEMS, INC.



Date: August 13, 1996               /s/ Luanne L. Roth
                                    ------------------
                                    Luanne L. Roth
                                    Vice President, Chief Financial
                                    Officer, Secretary and Treasurer
                                    (Principal Financial and
                                     Accounting Officer)